Exhibit 10.18

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 9, 2022 (this “Agreement”), is among AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING PARTNERSHIP LP), a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Amended Credit Agreement (defined below)) solely for purpose of Section IV hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Agent”), and the Lenders (constituting Required Lenders) party hereto.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of May 6, 2021 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement on the terms, and subject to the conditions, set forth herein.

WHEREAS, the Borrower, the Agent, and the Lenders party hereto (constituting Required Lenders) have agreed to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions precedent set forth in Section III below, as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

A.The Credit Agreement is hereby amended to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in Exhibit A attached hereto such that, immediately after giving effect to this Agreement, the Amended Credit Agreement will read as set forth in Exhibit A.

B.Schedules 3.13 and 3.14 to the Credit Agreement are hereby replaced in their respective entireties with Schedules A and B hereto, respectively.

C.Exhibit E (Form of Interest Election Request) and Exhibit H (Form of Borrowing Request) to the Credit Agreement are hereby amended and restated in their respective entireties as set forth at Exhibits B and C hereto, respectively.

D.A new exhibit, attached hereto as Exhibit D, is hereby added to the Amended Credit Agreement as Exhibit I thereto.

E.	All covenant requirements and related calculations pursuant to Section 6.11 and Section

6.12 of the Credit Agreement for the reporting period ended March 31, 2022 shall be as set forth in and calculated in accordance with the Amended Credit Agreement as if such covenant requirements were in place effective as of March 31, 2022.

II.REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement.

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (such date, the “First Amendment Effective Date”) on which each of the following conditions is satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, the Lenders party hereto (constituting Required Lenders) and the Agent.

B.The Agent shall have received a certificate of each Loan Party, in form and substance reasonably satisfactory to the Agent, signed by a Financial Officer of such Loan Party and dated as of the First Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection herewith, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that (x) the representations and warranties contained in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, (y) no Default or Event of Default exists, and (z) attached thereto are pro forma calculations of the financial covenants set forth in Section 6.11 of the Amended Credit Agreement and the Borrowing Base Covenants (which pro forma calculations may, in each case, take into account, among other things, the straight line rent treatment of any free rent periods for all leases that have commenced as of the First Amendment Effective Date), in each case for the fiscal quarter of the Borrower ending December 31, 2021; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the most recent delivery thereof to the Agent on or after the Effective Date.

C.The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

D.The Agent shall have received all information reasonably requested by the Agent or any Lender regarding the Borrower, the other Loan Parties, and the Trust in order to comply with the Patriot Act and similar “know your customer” requirements of the Agent and the Lenders.

E.As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

F.The Agent shall have received an updated BAQ executed by the Borrower and dated as of the First Amendment Effective Date.

The Agent will promptly notify the Borrower in writing of the occurrence of the First Amendment Effective Date.

IV.CONFIRMATION OF GUARANTY. Each Guarantor (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, and agrees that none of its obligations and covenants thereunder shall be reduced or limited by the execution and delivery of this Agreement, (b) confirms that all Obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable, and (c) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

V.	MISCELLANEOUS.

A.As of the First Amendment Effective Date, all outstanding Eurodollar Loans (as defined in the Credit Agreement immediately prior to the effectiveness of this Agreement) are hereby converted to Term Benchmark Loans with an Interest Period of one month (the “SOFR Conversion”). Notwithstanding anything to the contrary set forth in the Existing Credit Agreement, no amounts shall be owed by the Borrower in respect of any LIBOR breakage costs associated with the SOFR Conversion.

B.Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

C.On and after the date hereof, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

D.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

E.This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 9.09 of the Amended Credit Agreement is incorporated herein by reference,

mutatis mutandis.

F.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

AIREIT OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner
By:	/s/ SCOTT SEAGER
Name:	Scott Seager
Title:	Principal, Chief Financial Officer and Treasurer

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC., a Maryland corporation
By:	/s/ SCOTT SEAGER
Name:	Scott Seager
Title:	Principal, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

BCI IV MEDLEY IC LLC

BCI IV MIDWAY IC LLC

BCI IV IRON RUN DC LLC

BCI IV 7A DC LLC

BCI IV ADDISON DC II LLC

BCI IV QUAKERBRIDGE DC LLC

BCI IV HEBRON AIRPARK LOGISTICS CENTER LLC

BCI IV AVENUE B INDUSTRIAL CENTER LLC

BCI IV KING OF PRUSSIA INDUSTRIAL CENTER LLC

BCI IV EDISON DC LLC

BCI IV BISHOPS GATE DC LLC

BCI IV NORCROSS INDUSTRIAL CENTER LLC

BCI IV 7A DC II LLC

BCI IV CARLSTADT IC LLC BCI IV LIMA DC LLC

BCI IV EAGLEPOINT LC LLC

BCI IV AIRPARK INTERNATIONAL LOGISTICS CENTER LLC

BCI IV PENNSY LOGISTICS CENTER LLC

BCI IV RICHMOND LOGISTICS CENTER LLC

BCI IV SILICON VALLEY IC LLC

BCI IV MADISON DC LLC

BCI IV 355 LOGISTICS CENTER LLC

BCI IV CALIFORNIA BUSINESS CENTER LLC

BCI IV COMMERCE FARMS LOGISTICS CENTER LLC

BCI IV AIR COMMERCE CENTER LLC

BCI IV AURORA CORPORATE CENTER LLC

BCI IV I-24 IC LLC

BCI IV HEBRON LC LLC

BCI IV WALKER MILL IC LLC

BCI IV GREATER BOSTON IC I LLC

BCI IV GREATER BOSTON IC II LLC

BCI IV WESTLAKE LC LLC

BCI IV SOUTHPARK CC I LLC

BCI IV SOUTHPARK CC II LLC

BCI IV WINDWARD RIDGE BC LLC

By:	AIREIT Operating Partnership LP, a Delaware limited partnership,

the sole member of each of the foregoing entities

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV PALM BEACH CC LLC

BCI IV POMPANO IC LLC

BCI IV LANHAM DC LLC

BCI IV PARK 100 DC LLC

BCI IV TRADE ZONE IC LLC

BCI IV TOTOWA CC LLC

BCI IV DEMAREST DC LLC

BCI IV CHICAGO IC LLC

BCI IV UPLAND DC LLC

BCI IV SALT LAKE CITY DC LLC

BCI IV SALT LAKE CITY DC II LLC

BCI IV KENT IP LLC

BCI IV RENTON DC LLC

BCI IV WEST VALLEY DC II LLC

BCI IV AUBURN 167 IC LLC

BCI IV TACOMA CC LLC

By:	AIREIT Portfolio Real Estate Holdco LLC, a Delaware limited liability company,

the sole member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV AIRPORT IC LP,

a Delaware limited partnership

By:BCI IV Airport IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV KELLY TRADE CENTER LP,

a Delaware limited partnership

By:BCI IV Kelly Trade Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MONTE VISTA IC LP,

a Delaware limited partnership

By:BCI IV Monte Vista IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV EXECUTIVE AIRPORT DC II LLC,

a Delaware limited liability company

By:BCI IV BR LLC,

a Delaware limited liability company, its sole member

By:BCI IV Executive Airport DC II Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MARIGOLD DC LP,

a Delaware limited partnership

By:BCI IV Marigold DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV INTERMODAL LOGISTICS CENTER LP,

a Delaware limited partnership

By:BCI IV Intermodal Logistics Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MIRALOMA IC LP,

a Delaware limited partnership

By:BCI IV Miraloma IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV NELSON INDUSTRIAL CENTER LP,

a Delaware limited partnership

By:BCI IV Nelson Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV RANCHO CUCAMONGA BC LP,

a Delaware limited partnership

By:BCI IV Rancho Cucamonga BC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV BRODHEAD DC LLC,

a Delaware limited liability company

By:BCI IV Brodhead DC Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV LAPORTE DC LP,

a Delaware limited partnership

By:BCI IV LaPorte DC GP LLC,

a Delaware limited liability company, its general partner

By:BTC I REIT B LLC,

a Delaware limited liability company, its sole member

By:IPT BTC I GP LLC,

a Delaware limited liability company, its manager

By:IPT Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV IRON RUN DC II LLC,

a Delaware limited liability company

By:BCI IV Iron Run DC II Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MECHANICSBURG DC LLC,

a Delaware limited liability company

By:BCI IV Mechanicsburg DC Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV DREW COURT CC LLC,

a Delaware limited liability company

By:BCI IV Drew Court CC Holdco LLC,

a Delaware limited liability company, its managing member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV STOCKTON DC II LP,

a Delaware limited partnership

By:BCI IV Stockton DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV STOCKTON INDUSTRIAL CENTER LP,

a Delaware limited partnership

By:BCI IV Stockton Industrial Center GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV TRACY DC LP,

a Delaware limited partnership

By:BCI IV Tracy DC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV TRACY DC II LP,

a Delaware limited partnership

By:BCI IV Tracy DC II GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV ETIWANDA IC LP,

a Delaware limited partnership

By:BCI IV Etiwanda IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV VALENCIA IC LP,

a Delaware limited partnership

By:BCI IV Valencia IC GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV STONEWOOD LOGISTICS CENTER LLC,

a Delaware limited liability company

By:BCI IV Stonewood LC Holdco LLC,

a Delaware limited liability company, its sole and managing member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

BCI IV COLONY CROSSING LP,

a Delaware limited partnership

By:BCI IV Colony Crossing GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS CONT.:

BCI IV MONUMENT BP LP,

a Delaware limited partnership

By:BCI IV Monument BP GP LLC,

a Delaware limited liability company, its general partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

HAINESPORT COMMERCE CENTER URBAN RENEWAL LLC,

a New Jersey limited liability company

By:BCI IV Hainesport CC LLC,

a Delaware limited liability company, its sole member

By:MPLD II REIT B,

a Texas real estate investment trust, its sole equity member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its sole common stockholder

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its sole member

By:	Ares Industrial Real Estate Income Trust Inc., a Maryland corporation, its general partner

By: /s/ SCOTT SEAGER

Name: Scott Seager

Title:Principal, Chief Financial Officer & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ RYAN DEMPSEY
Name:	Ryan Dempsey
Title:	Authorized Signatory

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ CRAIG V. KOSHKARIAN
Name:	Craig V. Koshkarian
Title:	Director

BANK OF AMERICA, N.A., as a Lender
By:	/s/ WILL BOWERS
Name:	Will Bowers
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ JAMES A. HARMANN
Name:	James A. Harmann
Title:	Senior Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ TRAVIS H. MYERS
Name:	Travis H. Myers
Title:	Vice President

REGIONS BANK, as a Lender
By:	/s/ GHI S. GAVIN
Name:	Ghi S. Gavin
Title:	Senior Vice President

EASTERN BANK, as a Lender
By:	/s/ JARED H. WARD
Name:	Jared H. Ward
Title:	Senior Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ MITCHELL VEGA
Name:	Mitchell Vega
Title:	Senior Vice President

SCHEDULE A

SCHEDULE 3.13 TO AMENDED CREDIT AGREEMENT

UNENCUMBERED PROPERTIES

#	Asset Name	Entity Name	Date Acquired / Completed	Date Added As Unencumbered Property
1	Medley IC	BCI IV Medley IC LLC	4/11/2018	4/11/2018
2	Midway IC	BCI IV Midway IC LLC	10/22/2018	10/22/2018
3	Iron Run DC	BCI IV Iron Run DC LLC	12/4/2018	12/4/2018
4	7A DC	BCI IV 7A DC LLC	2/11/2019	2/11/2019
5	Airport IC	BCI IV Airport IC LP	1/8/2019	1/8/2019
6	Addison DC II	BCI IV Addison DC II LLC	12/21/2018	12/27/2018
7	Kelly Trade Center	BCI IV Kelly Trade Center LP	1/31/2019	1/31/2019
8	Quakerbridge DC	BCI IV Quakerbridge DC LLC	3/11/2019	3/11/2019
9	Hebron Airpark Logistics Center	BCI IV Hebron Airpark Logistics Center LLC	5/30/2019	5/30/2019
10	Monte Vista IC	BCI IV Monte Vista IC LP	6/7/2019	6/7/2019
11	Avenue B Industrial Center	BCI IV Avenue B Industrial Center LLC	9/11/2019	9/16/2019
12	King of Prussia IC I	BCI IV King of Prussia Industrial Center LLC	6/21/2019	6/21/2019
13	King of Prussia IC II	BCI IV King of Prussia Industrial Center LLC	6/21/2019	6/21/2019
14	King of Prussia IC III	BCI IV King of Prussia Industrial Center LLC	6/21/2019	6/21/2019
15	King of Prussia IC IV	BCI IV King of Prussia Industrial Center LLC	6/21/2019	6/21/2019
16	King of Prussia IC V	BCI IV King of Prussia Industrial Center LLC	6/21/2019	6/21/2019
17	Edison DC	BCI IV Edison DC LLC	6/28/2019	6/28/2019
18	Executive Airport DC II	BCI IV Executive Airport DC II LLC	9/3/2020	8/17/2021
19	Bishops Gate DC	BCI IV Bishops Gate DC LLC	12/31/2019	12/10/2019
20	Marigold DC	BCI IV Marigold DC LP	12/20/2019	12/31/2019
21	Norcross Industrial Center	BCI IV Norcross Industrial Center LLC	3/23/2020	8/17/2021
22	7A DC II	BCI IV 7A DC II LLC	5/27/2020	6/1/2020
23	Carlstadt IC I	BCI IV Carlstadt IC LLC	11/10/2020	11/11/2020

#	Asset Name	Entity Name	Date Acquired / Completed	Date Added As Unencumbered Property
24	Carlstadt IC II	BCI IV Carlstadt IC LLC	11/10/2020	11/11/2020
25	Lima DC	BCI IV Lima DC LLC	4/15/2020	4/21/2020
26	Eaglepoint Logistics Center	BCI IV Eaglepoint LC LLC	5/26/2020	6/1/2020
27	Intermodal Logistics Center	BCI IV Intermodal Logistics Center LP	6/29/2020	6/30/2020
28	Airpark International Logistics Center I	BCI IV Airpark International Logistics Center LLC	10/9/2020	10/15/2020
29	Airpark International Logistics Center II	BCI IV Airpark International Logistics Center LLC	10/9/2020	10/16/2020
30	Miraloma IC	BCI IV Miraloma IC LP	12/10/2020	3/5/2021
31	Nelson Industrial Center	BCI IV Nelson Industrial Center LP	12/7/2020	3/5/2021
32	Pennsy Logistics Center I	BCI IV Pennsy Logistics Center LLC	12/18/2020	3/5/2021
33	Pennsy Logistics Center II	BCI IV Pennsy Logistics Center LLC	12/18/2020	3/5/2021
34	Rancho Cucamonga BC	BCI IV Rancho Cucamonga BC LP	5/28/2021	6/3/2021
35	Richmond Logistics Center	BCI IV Richmond Logistics Center LLC	6/15/2021	6/29/2021
36	Silicon Valley IC	BCI IV Silicon Valley IC LLC	6/15/2021	6/29/2021
37	Brodhead DC	BCI IV Brodhead DC LLC	6/15/2021	6/29/2021
38	LaPorte DC	BCI IV LaPorte DC LP	6/15/2021	6/29/2021
39	Palm Beach CC	BCI IV Palm Beach CC LLC	7/14/2021	7/14/2021
40	Pompano IC I	BCI IV Pompano IC LLC	7/14/2021	7/14/2021
41	Pompano IC II	BCI IV Pompano IC LLC	7/14/2021	7/14/2021
42	Lanham DC	BCI IV Lanham DC LLC	7/14/2021	7/14/2021
43	Park 100 DC	BCI IV Park 100 DC LLC	7/14/2021	7/14/2021
44	Trade Zone IC	BCI IV Trade Zone IC LLC	7/14/2021	7/14/2021
45	Totowa CC	BCI IV Totowa CC LLC	7/14/2021	7/14/2021
46	Demarest DC	BCI IV Demarest DC LLC	7/14/2021	7/14/2021
47	Iron Run DC II	BCI IV Iron Run DC II LLC	7/14/2021	7/14/2021
48	Mechanicsburg DC	BCI IV Mechanicsburg DC LLC	7/14/2021	7/14/2021
49	Drew Court CC I	BCI IV Drew Court CC LLC	7/14/2021	7/14/2021

#	Asset Name	Entity Name	Date Acquired / Completed	Date Added As Unencumbered Property
50	Drew Court CC II	BCI IV Drew Court CC LLC	7/14/2021	7/14/2021
51	Chicago IC	BCI IV Chicago IC LLC	7/14/2021	7/14/2021
52	Upland DC	BCI IV Upland DC LLC	7/14/2021	7/14/2021
53	Stockton DC II	BCI IV Stockton DC II LP	7/14/2021	7/14/2021
54	Stockton IC Bldg 1	BCI IV Stockton Industrial Center LP	7/14/2021	7/14/2021
55	Stockton IC Bldg 2	BCI IV Stockton Industrial Center LP	7/14/2021	7/14/2021
56	Tracy DC I	BCI IV Tracy DC LP	7/14/2021	7/14/2021
57	Tracy DC II	BCI IV Tracy DC II LP	7/14/2021	7/14/2021
58	Etiwanda IC Bldg A	BCI IV Etiwanda IC LP	7/14/2021	7/14/2021
59	Etiwanda IC Bldg B	BCI IV Etiwanda IC LP	7/14/2021	7/14/2021
60	Etiwanda IC Bldg C	BCI IV Etiwanda IC LP	7/14/2021	7/14/2021
61	Valencia IC	BCI IV Valencia IC LP	7/14/2021	7/14/2021
62	Salt Lake City DC	BCI IV Salt Lake City DC LLC	7/14/2021	7/14/2021
63	Salt Lake City DC II	BCI IV Salt Lake City DC II LLC	7/14/2021	7/14/2021
64	Kent IP Bldg 3	BCI IV Kent IP LLC	7/14/2021	7/14/2021
65	Kent IP Bldg 4	BCI IV Kent IP LLC	7/14/2021	7/14/2021
66	Renton DC	BCI IV Renton DC LLC	7/14/2021	7/14/2021
67	West Valley DC II Bldg 1	BCI IV West Valley DC II LLC	7/14/2021	7/14/2021
68	West Valley DC II Bldg 2	BCI IV West Valley DC II LLC	7/14/2021	7/14/2021
69	Auburn 167 IC Bldg 1	BCI IV Auburn 167 IC LLC	7/14/2021	7/14/2021
70	Auburn 167 IC Bldg 3B	BCI IV Auburn 167 IC LLC	7/14/2021	7/14/2021
71	Auburn 167 IC Bldg 4	BCI IV Auburn 167 IC LLC	7/14/2021	7/14/2021
72	Tacoma CC	BCI IV Tacoma CC LLC	7/14/2021	7/14/2021
73	Stonewood Logistics Center	BCI IV Stonewood Logistics Center LLC	7/16/2021	8/17/2021
74	Colony Crossing I	BCI IV Colony Crossing LP	8/17/2021	8/17/2021
75	Colony Crossing II	BCI IV Colony Crossing LP	8/17/2021	8/17/2021
76	Madison DC	BCI IV Madison DC LLC	9/17/2021	12/9/2021
77	355 Logistics Center I	BCI IV 355 Logistics Center LLC	10/1/2021	12/9/2021

#	Asset Name	Entity Name	Date Acquired / Completed	Date Added As Unencumbered Property
78	355 Logistics Center II	BCI IV 355 Logistics Center LLC	10/1/2021	12/9/2021
79	California Business Center I	BCI IV California Business Center LLC	10/21/2021	12/9/2021
80	California Business Center II	BCI IV California Business Center LLC	10/21/2021	12/9/2021
81	Commerce Farms Logistics Center	BCI IV Commerce Farms Logistics Center LLC	8/25/2021	12/31/2021
82	Monument BP I	BCI IV Monument BP LP	11/17/2021	12/31/2021
83	Monument BP II	BCI IV Monument BP LP	11/17/2021	12/31/2021
84	Air Commerce Center	BCI IV Air Commerce Center LLC	11/17/2021	12/31/2021
85	Aurora Corporate Center	BCI IV Aurora Corporate Center LLC	11/17/2021	12/31/2021
86	I-24 IC	BCI IV I-24 IC LLC	11/17/2021	12/31/2021
87	Hebron LC	BCI IV Hebron LC LLC	11/17/2021	12/31/2021
88	Walker Mill IC	BCI IV Walker Mill IC LLC	11/18/2021	12/31/2021
89	Greater Boston IC I	BCI IV Greater Boston IC I LLC	11/22/2021	12/31/2021
90	Greater Boston IC II	BCI IV Greater Boston IC II LLC	11/22/2021	12/31/2021
91	Hainesport Commerce Center	Hainesport Commerce Center Urban Renewal LLC	12/21/2021	12/31/2021
92	Westlake LC I	BCI IV Westlake LC LLC	12/16/2021	12/31/2021
93	Westlake LC II	BCI IV Westlake LC LLC	12/16/2021	12/31/2021
94	Westlake LC III	BCI IV Westlake LC LLC	12/16/2021	12/31/2021
95	Westlake LC IV	BCI IV Westlake LC LLC	12/16/2021	12/31/2021
96	Southpark CC I	BCI IV Southpark CC I LLC	12/16/2021	12/31/2021
97	Southpark CC II	BCI IV Southpark CC II LLC	12/16/2021	12/31/2021
98	Windward Ridge BC I	BCI IV Windward Ridge BC LLC	12/16/2021	12/31/2021
99	Windward Ridge BC II	BCI IV Windward Ridge BC LLC	12/16/2021	12/31/2021
100	Windward Ridge BC III	BCI IV Windward Ridge BC LLC	12/16/2021	12/31/2021
101	Windward Ridge BC IV	BCI IV Windward Ridge BC LLC	12/16/2021	12/31/2021

SCHEDULE B

SCHEDULE 3.14 TO AMENDED CREDIT AGREEMENT

SUBSIDIARIES

#	Subsidiary Guarantor	Direct Owner
1	BCI IV Medley IC LLC	AIREIT Operating Partnership LP
2	BCI IV Midway IC LLC	AIREIT Operating Partnership LP
3	BCI IV Iron Run DC LLC	AIREIT Operating Partnership LP
4	BCI IV 7A DC LLC	AIREIT Operating Partnership LP
5	BCI IV Airport IC LP	BCI IV Airport IC GP LLC / AIREIT Operating Partnership LP
6	BCI IV Addison DC II LLC	AIREIT Operating Partnership LP
7	BCI IV Kelly Trade Center LP	BCI IV Kelly Trade Center GP LLC / AIREIT Operating Partnership LP
8	BCI IV Quakerbridge DC LLC	AIREIT Operating Partnership LP
9	BCI IV Hebron Airpark Logistics Center LLC	AIREIT Operating Partnership LP
10	BCI IV Monte Vista IC LP	BCI IV Monte Vista IC GP LLC / AIREIT Operating Partnership LP
11	BCI IV Avenue B Industrial Center LLC	AIREIT Operating Partnership LP
12	BCI IV King of Prussia Industrial Center LLC	AIREIT Operating Partnership LP
13	BCI IV Edison DC LLC	AIREIT Operating Partnership LP
14	BCI IV Executive Airport DC II LLC	BCI IV BR LLC
15	BCI IV Marigold DC LP	BCI IV Marigold DC GP LLC / AIREIT Operating Partnership LP
16	BCI IV Bishops Gate DC LLC	AIREIT Operating Partnership LP
17	BCI IV Norcross Industrial Center LLC	AIREIT Operating Partnership LP
18	BCI IV 7A DC II LLC	AIREIT Operating Partnership LP
19	BCI IV Carlstadt IC LLC	AIREIT Operating Partnership LP
20	BCI IV Lima DC LLC	AIREIT Operating Partnership LP
21	BCI IV Eaglepoint LC LLC	AIREIT Operating Partnership LP
22	BCI IV Intermodal Logistics Center LP	BCI IV Intermodal Logistics Center GP LLC / AIREIT Operating Partnership LP

#	Subsidiary Guarantor	Direct Owner
23	BCI IV Airpark International Logistics Center LLC	AIREIT Operating Partnership LP
24	BCI IV Miraloma IC LP	BCI IV Miraloma IC GP LLC / AIREIT Operating Partnership LP
25	BCI IV Nelson Industrial Center LP	BCI IV Nelson Industrial Center GP LLC / AIREIT Operating Partnership LP
26	BCI IV Pennsy Logistics Center LLC	AIREIT Operating Partnership LP
27	BCI IV Rancho Cucamonga BC LP	BCI IV Rancho Cucamonga BC GP LLC / AIREIT Operating Partnership LP
28	BCI IV Richmond Logistics Center LLC	AIREIT Operating Partnership LP
29	BCI IV Silicon Valley IC LLC	AIREIT Operating Partnership LP
30	BCI IV Brodhead DC LLC	BCI IV Brodhead DC Holdco LLC
31	BCI IV LaPorte DC LP	BCI IV La Porte DC GP LLC
32	BCI IV Palm Beach CC LLC	AIREIT Portfolio Real Estate Holdco LLC
33	BCI IV Pompano IC LLC	AIREIT Portfolio Real Estate Holdco LLC
34	BCI IV Lanham DC LLC	AIREIT Portfolio Real Estate Holdco LLC
35	BCI IV Park 100 DC LLC	AIREIT Portfolio Real Estate Holdco LLC
36	BCI IV Trade Zone IC LLC	AIREIT Portfolio Real Estate Holdco LLC
37	BCI IV Totowa CC LLC	AIREIT Portfolio Real Estate Holdco LLC
38	BCI IV Demarest DC LLC	AIREIT Portfolio Real Estate Holdco LLC
39	BCI IV Iron Run DC II LLC	BCI IV Iron Run DC II Holdco LLC / BCI IV Iron Run DC II Holdco II LLC
40	BCI IV Mechanicsburg DC LLC	BCI IV Mechanicsburg DC Holdco II LLC / BCI IV Mechanicsburg DC Holdco LLC
41	BCI IV Drew Court CC LLC	BCI IV Drew Court CC Holdco LLC / BCI IV Drew Court CC Holdco II LLC
42	BCI IV Chicago IC LLC	AIREIT Portfolio Real Estate Holdco LLC

#	Subsidiary Guarantor	Direct Owner
43	BCI IV Upland DC LLC	AIREIT Portfolio Real Estate Holdco LLC
44	BCI IV Stockton DC II LP	BCI IV Stockton DC II GP LLC / AIREIT Portfolio Real Estate Holdco LLC
45	BCI IV Stockton Industrial Center LP	BCI IV Stockton Industrial Center GP LLC / AIREIT Portfolio Real Estate Holdco LLC
46	BCI IV Tracy DC LP	BCI IV Tracy DC GP LLC / AIREIT Portfolio Real Estate Holdco LLC
47	BCI IV Tracy DC II LP	BCI IV Tracy DC II GP LLC / AIREIT Portfolio Real Estate Holdco LLC
48	BCI IV Etiwanda IC LP	BCI IV Etiwanda IC GP LLC / AIREIT Portfolio Real Estate Holdco LLC
49	BCI IV Valencia IC LP	BCI IV Valencia IC GP LLC / AIREIT Portfolio Real Estate Holdco LLC
50	BCI IV Salt Lake City DC LLC	AIREIT Portfolio Real Estate Holdco LLC
51	BCI IV Salt Lake City DC II LLC	AIREIT Portfolio Real Estate Holdco LLC
52	BCI IV Kent IP LLC	AIREIT Portfolio Real Estate Holdco LLC
53	BCI IV Renton DC LLC	AIREIT Portfolio Real Estate Holdco LLC
54	BCI IV West Valley DC II LLC	AIREIT Portfolio Real Estate Holdco LLC
55	BCI IV Auburn 167 IC LLC	AIREIT Portfolio Real Estate Holdco LLC
56	BCI IV Tacoma CC LLC	AIREIT Portfolio Real Estate Holdco LLC
57	BCI IV Stonewood Logistics Center LLC	BCI IV Stonewood LC Holdco LLC
58	BCI IV Colony Crossing LP	BCI IV Colony Crossing GP LLC / AIREIT Operating Partnership LP
59	BCI IV Madison DC LLC	AIREIT Operating Partnership LP
60	BCI IV 355 Logistics Center LLC	AIREIT Operating Partnership LP
61	BCI IV California Business Center LLC	AIREIT Operating Partnership LP
62	BCI IV Commerce Farms Logistics Center LLC	AIREIT Operating Partnership LP

#	Subsidiary Guarantor	Direct Owner
63	BCI IV Monument BP LP	BCI IV Monument BP GP LLC / AIREIT Operating Partnership LP
64	BCI IV Air Commerce Center LLC	AIREIT Operating Partnership LP
65	BCI IV Aurora Corporate Center LLC	AIREIT Operating Partnership LP
66	BCI IV I-24 IC LLC	AIREIT Operating Partnership LP
67	BCI IV Hebron LC LLC	AIREIT Operating Partnership LP
68	BCI IV Walker Mill IC LLC	AIREIT Operating Partnership LP
69	BCI IV Greater Boston IC I LLC	AIREIT Operating Partnership LP
70	BCI IV Greater Boston IC II LLC	AIREIT Operating Partnership LP
71	Hainesport Commerce Center Urban Renewal LLC	BCI IV Hainesport CC LLC
72	BCI IV Westlake LC LLC	AIREIT Operating Partnership LP
73	BCI IV Southpark CC I LLC	AIREIT Operating Partnership LP
74	BCI IV Southpark CC II LLC	AIREIT Operating Partnership LP
75	BCI IV Windward Ridge BC LLC	AIREIT Operating Partnership LP